UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 21, 1997
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

     The Registrant incorporates by reference the press release dated October 21, 1997 attached as Exhibit 20, relating to the Registrant's unaudited results for the third quarter of 1997.

Item 7.  Financial Statements and Exhibits.

     The Registrant incorporates by reference the press release dated October 21, 1997 attached as Exhibit 20, relating to the Registrant's unaudited results for the third quarter of 1997.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     October 22, 1997               /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated 10/21/97

Exhibit 20

                            NEWS RELEASE


FOR IMMEDIATE RELEASE
October 21, 1997

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
       UNAUDITED RESULTS THIRD QUARTER 1997 -- YEAR-TO-DATE $612,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $612,000 for the nine months ended September 30, 1997, an increase of $411,000, or 204.5%, above the $201,000 reported for the nine months ended September 30, 1996. Primary earnings per share were $0.38 in 1997, compared to $0.11 in 1996, while fully diluted earnings per share were $0.34 in 1997, compared to $0.10 in 1996.

Earnings for the nine months ended September 30, 1996 include a one-time charge of $572,000, ($350,000 net of taxes), relating to a special assessment paid to the Federal Deposit Insurance Corporation ("FDIC"). On September 30, 1996, legislation was enacted to recapitalize the Savings Associations Insurance Fund ("SAIF"). This legislation provided for a one-time special assessment on all SAIF insured deposits.

The Company's earnings for the nine months ended September 30, 1997 were $61,000, or 11.1%, higher than the results for the same period in 1996, excluding the special SAIF assessment. Primary earnings per share for 1996, before deducting the special SAIF assessment, were $0.30, while fully diluted earnings per share were $0.27.

Net interest income was $4,154,000 for the nine months ended September 30, 1997, compared to $4,054,000 for the same period in 1996, an increase of $100,000 or 2.5%. The provision for loan losses was $117,000 in 1997, $53,000, or 31.2%, lower than the $170,000 recorded for the nine months ended September 30, 1996.

Noninterest income of $517,000 for 1997 was $65,000, or 14.4%, higher than the $452,000 recorded for the nine months ended September 30, 1996. Noninterest expense totaled $3,509,000 in 1997, $417,000, or 10.6%, lower than the $3,926,000 reported for the nine months ended September 30, 1996. The special one-time SAIF assessment of $572,000 is included in noninterest expense for 1996.

Net income totaled $228,000 for the quarter ended September 30, 1997, compared to a loss of $142,000 for the quarter ended September 30, 1996. Earnings for the quarter ended September 30, 1996 before deducting the one-time SAIF assessment were $208,000. Primary earnings per share for the third quarter of 1997 were $0.14 in 1997, compared to a loss of ($0.08) in 1996, while fully diluted earnings per share were $0.13 in 1997, compared to a loss of ($0.07) in 1996.

Total assets at September 30, 1997 were $139.6 million, an increase of $7.2 million, or 5.4%, from total assets of $132.4 million at December 31, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                              ###
                          GTPS-pr-97-13

Great American Bancorp, Inc.
Consolidated Balance Sheet
September 30, 1997 and December 31, 1996
(in thousands)
                                            Sept. 30, 1997      Dec. 31, 1996
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       4,934      $       6,361
Interest-bearing demand deposits                   11,101             20,049
                                            --------------------------------
 Cash and cash equivalents                         16,035             26,410
Interest-bearing time deposits                          -              2,000
Investment securities:
 Available for sale                                 1,001                 --
 Held to maturity                                   3,299              3,400
Loans                                             110,194             91,817
 Allowance for loan losses                           (468)              (374)
                                            --------------------------------
  Net loans                                       109,726             91,443
Premises and equipment                              7,164              7,306
Federal Home Loan Bank stock                          580                454
Other assets                                        1,763              1,356
                                            --------------------------------
   Total assets                             $     139,568      $     132,369
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       5,267      $       4,253
  Interest bearing                                104,311             96,461
                                            --------------------------------
   Total deposits                                 109,578            100,714
 Other liabilities                                  1,483              1,193
                                            --------------------------------
   Total liabilities                              111,061            101,907
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued -- 2,052,750 shares
 Outstanding -- 1,545,901 and
  1,671,691 shares                                     21                 21
Paid-in-capital                                    19,598             19,486
Retained earnings --
  substantially restricted                         16,062             15,938
Net unrealized gain on securities
 available for sale                                     3                 --
                                            --------------------------------
                                                   35,684             35,445
Less:
 Treasury stock -- 355,774 and
  200,144 shares                                   (5,436)            (2,875)
 Unearned employee stock
  ownership plan shares                              (943)            (1,136)
 Unearned incentive plan shares                      (798)              (972)
                                            --------------------------------
                                                   (7,177)            (4,983)
                                            --------------------------------
Total stockholders' equity                         28,507             30,462
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     139,568      $     132,369
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three and Nine Months Ended September 30, 1997 and 1996
(unaudited, in thousands, except share data)

                                For the Three Months      For the Nine Months
                                 Ended September 30        Ended September 30
                                  1997        1996          1997      1996
----------------------------------------------------------------------------
Interest income:
 Loans                         $ 2,261     $ 1,921       $ 6,416   $ 5,341
 Investment securities
   Taxable                         107         142           304       367
   Tax exempt                        3           4            10        13
 Deposits with financial
  institutions and other           211         150           777       685
                               ---------------------------------------------
   Total interest income         2,582       2,217         7,507     6,406
                               ---------------------------------------------
Interest expense:
 Deposits                        1,155         827         3,329     2,330
 Other                               8           8            24        22
                               ---------------------------------------------
   Total interest expense        1,163         835         3,353     2,352
                               ---------------------------------------------
   Net interest income           1,419       1,382         4,154     4,054
Provision for loan losses           39          60           117       170
                               ---------------------------------------------
   Net interest income after
     provision for loan losses   1,380       1,322         4,037     3,884
                               ---------------------------------------------
Noninterest income:
 Income from joint venture           1           7            12        39
 Commissions                        10           6            25        17
 Service charges on
   deposit accounts                120         111           329       296
 Other customer fees                36          13           105        39
 Net gains on loan sales             -           -             1        23
 Other income                       10          11            45        38
                               ---------------------------------------------
   Total noninterest income        177         148           517       452
                               ---------------------------------------------
Noninterest expense:
 Salaries and employee benefits    638         576         1,881     1,724
 Net occupancy expenses            119         115           351       341
 Equipment expenses                 82          60           225       170
 Data processing fees               48          42           144       142
 Deposit insurance expense          17         622            47       721
 Printing and office supplies       64          71           209       192
 Legal and professional fees        43          39           163       147
 Directors' fees                    24          26            76        87
 Insurance expense                  11          10            30        30
 Marketing and
   advertising expenses             37          46           127       134
 Other expenses                     91          56           256       238
                               ---------------------------------------------
   Total noninterest expense     1,174       1,663         3,509     3,926
                               ---------------------------------------------
   Income before income tax        383        (193)        1,045       410
Income tax expense                 155         (51)          433       209
                               ---------------------------------------------
   Net income                  $   228     $  (142)      $   612   $   201
                               =============================================
Earnings per share:
 Assuming no dilution          $  0.14     $ (0.08)      $  0.38   $  0.11
                               =============================================
 Assuming full dilution        $  0.13     $ (0.07)      $  0.34   $  0.10
                               =============================================

Great American Bancorp, Inc.
Selected Financial Data
(in thousands, except per share data)

                                                As of               As of
                                            Sept 30, 1997       Dec 31, 1996*
                                             (Unaudited)
----------------------------------------------------------------------------
Total assets                                $     139,568      $     132,369
Total loans, net                                  109,726             91,443
Loan loss reserve                                     468                374
Non-performing assets                                 369                177
Non-performing assets to total assets               0.26%              0.13%
Allowance for loan losses to total assets           0.34%              0.28%
Investment securities                               4,300              3,400
Total deposits                                    109,578            100,714
Checking deposits                                  19,127             18,601
Money market deposits                               6,746              6,212
Passbook savings deposits                          14,790             15,372
Certificates of deposit                            68,915             60,529
Total stockholders' equity                         28,507             30,462
Book value per share                                18.44              18.22


* Selected financial data for December 31, 1996 is from audited financial statements.

                                For the Three Months      For the Nine Months
                                   Ended September          Ended September
                                  1997        1996          1997      1996
                                    (Unaudited)               (Unaudited)
-----------------------------------------------------------------------------
Net interest margin               4.41%       5.00%         4.39%     4.97%
ROA (annualized)                  0.66%      (0.47%)        0.60%     0.22%
ROE (annualized)                  3.16%      (1.77%)        2.81%     0.80%